UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

MARVEL ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13638	No. 13-3711775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 Fifth Avenue

New York, New York 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 576-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 31, 2009, Marvel Entertainment, Inc. (“Marvel”) and The Walt Disney Company (“Disney”) issued a joint press release announcing that they had entered into an Agreement and Plan of Merger relating to the acquisition of Marvel by Disney and the other matters described therein. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information required by Item 1.01 of Form 8-K will be filed in a separate Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint press release of Marvel and Disney, dated August 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

	By:	/s/ John Turitzin
	Name:	John Turitzin
Date: August 31, 2009	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release of Marvel and Disney, dated August 31, 2009.

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